Exhibit 99.1

OPERATING AGREEMENT

OF

RF HOLDCO LLC

THIS OPERATING AGREEMENT (this “Agreement”), dated as of February 4, 2010, is made and entered into by and among CONSTELLATION ENERGY GROUP, INC., a Maryland corporation (the “Class A Member”), RF HOLDCO LLC, a Delaware limited liability company (the “Company”), and GSS HOLDINGS (BGE UTILITY), INC., a Delaware corporation (the “Class B Member” and collectively with the Class A Member, the “Members”).

WHEREAS, the Company and the Class A Member entered into the Operating Agreement, dated as of January 15, 2010 (the “Initial Operating Agreement”);

WHEREAS, the Company and the Members wish to amend and restate in its entirety the Initial Operating Agreement in order to provide for the Class B Member and an Independent Director and to make certain other changes; and

WHEREAS, the Class B Member is a Member for the sole and limited purpose of restricting the right of the Company to take certain actions as described in Section 5.1(b) or, pursuant to Section 9.3, to amend this Agreement or the Company’s Certificate of Formation without the prior written consent of the Class B Member.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members hereby declare and agree as follows:

ARTICLE I

The Limited Liability Company

1.1         Formation. The Company was formed as a limited liability company pursuant to and in accordance with the Delaware Limited Liability Company Act, 6 Del. C. §§ 18-101 et seq., as the same may be amended from time to time (the “Act”) by the filing of a Certificate of Formation (the “Certificate of Formation”) in the Office of the Secretary of State of the State of Delaware in conformity with the Act, on January 15, 2010.

1.2         Name. The name of the Company is “RF HoldCo LLC” and its business shall be carried on in such name with such variations and changes as the Board (as hereinafter defined) shall determine or deem necessary to comply with requirements of the jurisdictions in which the Company’s operations are conducted.

1.3         Principal Business Office.  The principal business office of the Company shall be located at 100 Constellation Way, Baltimore, Maryland 21202, or such other location as may hereafter be determined by the Class A Member.

1.4         Registered Office. The location of the registered office of the Company in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

1.5         Registered Agent.  The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

1.6         Certificate of Formation; Licensing and Qualification; Existence.

(a)          Certificate of Formation.  The delivery and filing of the Certificate of Formation with the Secretary of State of the State of Delaware are hereby ratified and confirmed in all respects.

(b)         Licensing and Qualification.  The Class A Member, each Operating Director (as defined below), and each Officer, is hereby authorized to execute, deliver and file any other certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business or obtain any licenses necessary or advisable in any other jurisdiction in which the Company may wish to conduct business and all such filings made prior to the date hereof are hereby ratified.

(c)          Existence.  The existence of the Company as a separate legal entity shall continue until cancellation of the Certificate of Formation as provided in the Act.

1.7         Term.  Subject to the provisions of ARTICLE VII below, the Company shall have perpetual existence, unless sooner terminated in accordance with the provisions of this Agreement.

1.8         Business Purpose. The purposes of the Company shall be limited to the following:

(a)          to hold common stock of Baltimore Gas and Electric Company, a Maryland corporation (“BGE”); and

(b)         to engage in and perform any lawful act or activity and to exercise any powers permitted to limited liability companies organized under the laws of the State of Delaware that are related or incidental to, and necessary, convenient or advisable for, the accomplishment of the above-mentioned purposes.

1.9         Powers.  The Company shall have all of the powers and rights conferred upon limited liability companies formed pursuant to the Act necessary, convenient or incidental to accomplish the purposes of the Company set forth in Section 1.8.

1.10   Certain Definitions; Rules of Interpretation.

(a)          Definitions.

(1)                                  “Affiliate” means, with respect to a Person, any entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.  For this purpose, “control” means the direct or indirect ownership of fifty percent (50%) or more of the outstanding capital stock or other equity interests having ordinary voting power.  Neither the Class B Member nor any Affiliate or Subsidiary of the Class B Member shall be an Affiliate of the Company by virtue of its ownership of the Class B Membership Units.

(2)                                  “Engagement Agreement” means the Services and Indemnity Agreement, dated as of February 4, 2010, by and among the Class A Member, the Class B Member, and Global Securitization Services, LLC, a Delaware limited liability company.

(3)                                  “Immediate Family” means, as to any natural person, such person’s spouse, son, daughter, father, mother, brother, sister, son-in-law, daughter-in-law, father-in-law, mother-in-law, brother-in-law and sister-in-law.

(4)                                  “Independent Director” means a natural person who, (i) is not a stockholder or other equity interest holder (whether direct, indirect or beneficial), significant customer, advisor, service provider or supplier, or an officer, director, or stockholder of any stockholder, other equity interest holder, significant customer, advisor, service provider or supplier, of any of BGE or any of its Affiliates, or a Member or any of its Affiliates (provided that indirect stock or other equity interest ownership of any such Person through a mutual fund or similar diversified investment pool shall be permitted); (ii) is not and has not been at any time in the past, an officer, manager (other than an independent manager of a special purpose entity), employee or director (other than an independent director of a special purpose entity) of the Class A Member or any of its Subsidiaries; (iii) is not a member of the Immediate Family of a Person referred to in clauses (i) and (ii); (iv) is not a trustee, conservator or receiver of the Class A Member or any of its Affiliates; and (v) has prior experience as an independent director or manager for a corporation or limited liability company involved in one or more ring-fencing transactions or securitizations, the charter documents of which require the unanimous written consent of all independent directors or managers thereof before such corporation or limited liability company is authorized to consent to the institution of bankruptcy or insolvency proceedings against it or to file a petition seeking relief under any applicable federal or state law relating to bankruptcy.

(5)                                  “Person” means any individual, corporation, partnership, joint venture, limited liability company, limited liability partnership, association, joint-stock company, trust, unincorporated organization, or other organization, whether or not a legal entity, and any governmental authority.

(6)                                  “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.

(b)         Rules of Construction.  Unless a clear contrary intention appears: (i) the singular number includes the plural number and vice versa; (ii)  reference to either gender includes the other gender; (iii) reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (iv) the words “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision hereof; (v) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; (vi) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time; and (vii) headings to Articles, Sections, and Schedules are for convenience only and do not affect the interpretation of this Agreement.

ARTICLE II

Membership Units and Members

2.1                                 Membership Units.

(a)                                  Classes of Units.  The Company shall have two classes of membership interests as follows:

(1)                                  a class consisting of Class A membership interests, which shall be referred to herein as “Class A Membership Units”; and

(2)                                  a class consisting of Class B membership interests, which shall be referred to herein as “Class B Membership Units”.

The Class A Membership Units and Class B Membership Units are herein called the “Units”.

(b)         Rights. Each class of Units of the Company shall have the rights and privileges accorded such class as are set forth in this Agreement.

(c)          Authorized Units.

(1)                                  The Company is authorized to issue Class A Membership Units to the Class A Member.

(2)                                  The Company is authorized to issue Class B Membership Units to the Class B Member.

(d)         Maintenance of Class B Membership Units.  The Company must at all times cause the Class B Membership Units to be issued and outstanding until the resignation of the Class B Member pursuant to Section 2.9.

(e)          Schedule A sets forth the number of Class A Membership Units and Class B Membership Units owned by the Class A Member and the Class B Member, respectively, as of the date hereof.  The Board may amend Schedule A from time to time to reflect any changes thereto resulting from any purchases, transfers or admissions effected in accordance with this Agreement, as applicable.

2.2         Capital Contributions.

(a)          From time to time, the Board may determine that the Company requires capital and may request the Class A Member to make capital contribution(s) in an amount determined by the Board; provided, however, that the Class A Member is not required in any circumstance to make such capital contribution(s).

(b)         The Class B Member shall not be required to make any capital contribution to the Company at any time.

2.3         Certification of Units.

(a)          The Company may in its discretion issue certificates to the Class A Member and the Class B Member representing the Class A Membership Units and Class B Membership Units held by the Class A Member and the Class B Member, respectively.

(b)         If the Company issues certificates representing any Class A Membership Unit or Class B Membership Unit (each a “Unit” and collectively, the “Units”), except as herein provided with respect to lost, stolen or destroyed certificates, no new certificates representing particular Units shall be issued in lieu of previously issued certificates representing those same Units until former certificates for those Units shall have been surrendered and cancelled.  All certificates surrendered to the Company for registration of transfer shall be cancelled.

(c)          Any Member claiming that such Member’s certificate is lost, stolen or destroyed may make an affidavit or affirmation of that fact and request a new certificate. Upon the giving of a satisfactory indemnity to the Company as reasonably required by the Board, a new certificate may be issued of the same tenor and representing the same Units as were represented by the certificate alleged to be lost, stolen or destroyed.

2.4         The Members. The names and addresses of the Members are as follows:

Name	Address
Constellation Energy Group, Inc.	100 Constellation Way
(Class A Member)	Baltimore, MD 21202
Attn: Assistant Secretary
Telephone number: 410-470-5718
Fax: 410-470-5742

GSS Holdings (BGE Utility), Inc.	68 South Service Road, Suite 120
(Class B Member)	Melville, NY 11747
Attn: Bernard J. Angelo
Telephone number: 631-930-7202
Fax: 212-302-8767

2.5         Liability of the Members. All debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and the Members shall not be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a member.  Neither Member nor any officer, director, manager, partner or employee of any of the Members, solely by reason of being a Member or an officer, director, manager, partner or employee of a Member, shall be liable for the debts, obligations, losses or liabilities of the Company, including under a judgment decree or order of a court.  In addition, a Member’s liability shall be limited as set forth in the Act and other applicable law hereafter in effect.

2.6         Admission of Members. New members shall be admitted only (i) subject to Section 5.1, upon the approval of the Board or (ii) pursuant to a transfer permitted under Section 2.8.

2.7         Duties of Class B Member.  The Company and the Class A Member agree that, to the maximum extent permitted by applicable law, the Class B Member does not owe to the Company or the Class A Member, or any of their respective managers, officers, directors, stockholders, partners, employees, affiliates, representatives or agents, any fiduciary duty, duty of care or similar duty that, under applicable law, is owed by a member of a limited liability company to such limited liability company or any other member of such limited liability company or any of their respective managers, officers, directors, stockholders, partners, employees, affiliates, representatives or agents.  The Company and the Class A Member agree that the only duties that the Class B Member assumes or owes by being a Member in the Company are those duties expressly set forth in this Agreement.

2.8         Registration and Transfers.

(a)          General.  The Class A Member may sell, assign, pledge, hypothecate or otherwise transfer, in whole or in part, its Class A Membership Units.  The Class B Membership Units may not be sold, pledged, or otherwise transferred, except that the Class B Membership Units may be sold if (i) the purchaser is a company engaged in the business of administering special purpose entities and (ii) the Class A Member consents to such sale.

(b)         Assignment.  To the extent permitted by Section 2.8(a), a Member may sell all or a portion of its limited liability company interest in the Company to another Person and such other Person shall be admitted to the Company as a Member of the Company of the same class, if and only if such transferee (i)  executes an instrument signifying its agreement to be bound by the terms and conditions of this Agreement in form and substance satisfactory to the Company (which instrument may be a counterpart signature page to this Agreement) and (ii) if requested by the Company, delivers to the Company an opinion of counsel satisfactory to the Company that no registration under the Securities Act of 1933, as amended, or registration or qualification under the securities laws of any state shall be required and, immediately following such admission, the transferor Member shall cease to be a member of the Company.  Notwithstanding anything in this Agreement to the contrary, any successor to a Member by merger or consolidation shall, without further act, be a Member of the same class hereunder, and such merger or consolidation shall not constitute an assignment for purposes of this Agreement and the Company shall continue without dissolution.

(c)          Pledge.  If, to the extent permitted by Section 2.8(a), a Member pledges all or a portion of its Units pursuant to this Section 2.8(c), the pledgee (or any assignee of the pledgee) shall not be admitted to the Company as a Member of the Company unless such pledgee exercises the rights of a secured creditor in accordance with (i)  the relevant documents governing the applicable secured obligations and (ii)  applicable law (the exercise of such rights pursuant to clauses (i) and (ii) of this subsection (c), “Foreclosure”).  Following a Foreclosure, such pledge or a transferee of such pledge, upon satisfaction of the requirements of clauses (i) and (ii) of subsection (b) of this Section 2.8, shall be admitted to the Company as a Member of the Company of the same class and, immediately following such admission, the transferor Member shall cease to be a member of the Company.

(d)         Certificate Register.  The Company shall maintain a register (the “Certificate Register”) in which, subject to such reasonable regulations as it may prescribe, the registration of Member certificates (if the Units are certificated in accordance with Section 2.3) or Member interests (including the name of the Person to whom each Member certificate or interest is registered and the Class of Member interest and percentage of aggregate Member interests of such Class represented thereby), and the transfers thereof (including pledges in respect of which the Company has received written notice executed by the Member granting such pledge) shall be recorded.

(e)          Persons Deemed Members.  The Company and any agent of the Company may, prior to the due presentation of a Member certificate for registration of transfer, treat the Person in whose name any Unit is registered as a Member of the Company holding the Member interest indicated in the Certificate Register with respect to such Unit for all purposes.

2.9         Resignation of Class B Member.  Notwithstanding any provision to the contrary contained in this Agreement, upon the termination of the Engagement Agreement, the Class B Member shall be deemed to have resigned from the Company under Section 18-602 of the Act and shall promptly transfer the Class B Membership Units as directed by the Class A Member; provided, however, that the Class B Member shall not be entitled to any distribution from the Company as a result of such resignation or any consideration as a result of such transfer.

ARTICLE III

The Board

3.1                                 Management By Board of Directors.

(a)          Subject to Section 5.1 and Section 9.3, the business and affairs of the Company shall be managed by a board of directors (the “Board”), which shall be responsible for policy setting, approving the overall direction of the Company and making all decisions affecting the business, affairs and sale of the Company. The initial Board shall consist of three unrestricted individuals (each an “Operating Director”) and the Independent Director (collectively, the “Directors”).

(b)         Each Operating Director shall be elected by the Class A Member and shall serve until his or her successor has been duly elected and qualified, or until his or her earlier removal, resignation, death or disability. The Class A Member may remove any Operating Director from the Board or from any other capacity with the Company at any time, with or without cause. An Operating Director may resign at any time upon written notice to the Class A Member.

(c)          Any vacancy occurring on the Board as a result of the resignation, removal, death or disability of an Operating Director or an increase in the size of the Board shall be filled by the Class A Member. An Operating Director chosen to fill a vacancy resulting from such resignation, removal, death or disability of an Operating Director shall serve the unexpired term of his or her predecessor in office.

3.2         Independent Director.

(a)          At all times the Company shall, in accordance with the provisions of this Agreement, have at least one Independent Director. To the fullest extent permitted by law, including, without limitation, Section 18-1101(c) of the Act, the Independent Director shall consider the interests of the Company, and its creditors, in acting or otherwise voting on any matter provided for in this Agreement; provided, however, that nothing contained in this sentence or in this Agreement shall in any way restrict the Company’s ability to make distributions to the extent such distributions are not (i) prohibited by the Act or (ii) otherwise conditioned or prohibited herein.  No resignation or removal of an Independent Director, and no appointment of any successor Independent Director, at any time when such resignation or removal would leave the Company without one Independent Director, shall be effective until a successor Independent Director shall have accepted his or her appointment as an Independent Director by execution of an agreement in a form mutually agreed upon by the Company and such successor Independent Director.  In the event that no Person meeting the qualifications therefor, as set forth in the definition of “Independent Director” herein, is then holding the position of Independent Director, the Board shall, as soon as practicable, appoint a successor Independent Director as needed to have at least one Independent Director, and until such vacancy is filled, the Board shall be prohibited from voting on any action in Section 5.1(b).  All right, power and authority of the Independent Director shall be limited to the extent necessary to exercise those rights, and perform those duties, of the Independent Director specifically set forth in this Agreement.  No Independent Director shall at any time serve as trustee in bankruptcy for any Affiliate of the Company. Notwithstanding any other provision of this Agreement to the contrary, the Independent Director, in its capacity as Independent Director, may only act, vote or otherwise participate in those matters relating to those actions set forth in Section 5.1(b).

(b)         The Independent Director shall be elected by the Class A Member.

3.3         Meetings of the Board.

(a)                                  The Board may hold meetings, both regular and special, within or outside the State of Delaware.  Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.  Special meetings of the Board may be called by the President on not less than one day’s notice to each Operating Director (and, if any matter referred to in Section 5.1(b) is to be voted upon at such meeting, the Independent Director) by telephone, facsimile, mail, telegram or any other means of communication.

(b)                                 The presence of a majority of the Operating Directors then in office shall constitute a quorum at any meeting of the Board, with the exception of any meeting at which any action described in Section 5.1(b) is considered, which meetings shall require the participation of all Directors. All actions of the Board (other than those described in Section 5.1(b)) shall require the affirmative vote of a majority of the Operating Directors in attendance at such meeting.

(c)          Meetings of the Board may be conducted in person or by conference telephone facilities. Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting if such number of Directors sufficient to approve such action pursuant to the terms of this Agreement consent thereto in writing. Notice of any meeting may be waived by any Director.

(d)         If the President is a Director, the President shall preside over meetings of the Board.  If the President is not a Director, the Directors in attendance at a meeting of the Board shall appoint a chairman to preside over such meeting.

3.4         Power to Bind Company. None of the Directors (acting in their capacity as such) shall have authority to bind the Company to any third party with respect to any matter unless, subject to Section 5.1, the Board shall have approved such matter and authorized such Director(s) to bind the Company with respect thereto.

3.5         Officers and Related Persons.  Subject to Section 5.1, the Board shall have the authority to appoint and terminate Officers of the Company and retain and terminate agents and consultants of the Company and to delegate such duties to any such Officers, agents and consultants as the Board deems appropriate, including the power, acting individually or jointly, to represent and bind the Company in all matters, in accordance with the scope of their respective duties.

3.6         Fiduciary Duties of Directors.  Except to the extent otherwise provided herein, each Director (subject at all times, in the case of the Independent Director, to the second sentence of Section 3.2(a)) shall have a fiduciary duty of loyalty identical to that of directors and officers of business corporations organized under the General Corporation Law of the State of Delaware, as amended.

3.7         Separate Identity; Limited Liability.  Failure of the Company, or the Members or the Board on behalf of the Company, to comply with the foregoing covenants or any other covenants set forth herein, shall not affect the status of the Company as a separate legal entity or the limited liability of the Members or Directors.

ARTICLE IV

Officers

4.1         Officers.  The officers of the Company (each an “Officer” and collectively, the “Officers”) shall consist of a President, Secretary, Treasurer and may in addition include one or more Vice Presidents, Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers.  Any number of offices may be held by the same Person and any such Person may also be a Member or an Operating Director of the Company.  Officers shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.  The salaries of all Officers and agents of the Company shall be fixed by or in the manner prescribed by the Board.  Any Officer may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board.

4.2         President and Vice Presidents.  The President shall be the chief executive officer of the Company, shall have direct charge of all business operations of the Company and, subject to the control of the Board, shall have general charge and supervision of the business of the Company.  The President or any other Officer authorized by the President or the Board shall execute all leases, guarantees and other contracts, certificates and instruments on the Company’s behalf, except (i) where required or permitted by law or this Agreement to be otherwise signed and executed or (ii) where signing and execution thereof shall be expressly delegated by the Board to some other Officer or agent of the Company.  Any Vice Presidents of the Company shall have duties as shall be designated from time to time by the Board or the President.

4.3         Secretary and Assistant Secretaries.  The Secretary shall be responsible for filing legal documents and maintaining records for the Company.  The Secretary or Assistant Secretary shall attend all meetings of the Board and record all the proceedings of the meetings of the Company and the Board in a book to be kept for that purpose and shall perform like duties for the standing committees when required.  The Secretary shall give, or shall cause to be given, notice of all meetings of the Members, and special meetings of the Board, and shall perform such other duties as may be prescribed by the Board or the President, under whose supervision the Secretary shall serve.  The Secretary shall have such other duties and powers as may from time to time be designated by the Board or the President. Any Assistant Secretaries shall have such duties and powers as shall be designated from time to time by the Board or the President.

4.4         Treasurer and Assistant Treasurers.  The Treasurer shall be the chief financial officer of the Company and shall be in charge of its funds and valuable papers and shall have such other duties and powers as may be designated from time to time by the Board or the President.  Any Assistant Treasurers of the Company shall have such duties and powers as shall be designated from time to time by the Board or the President.

4.5         Officers as Agents.  The Officers, to the extent of their powers set forth in this Agreement or otherwise vested in them by action of the Board not inconsistent with this Agreement, are agents of the Company for the purpose of the Company’s business and the actions of the Officers taken in accordance with such powers shall bind the Company.

4.6         Nonpetition by Officers and Operating Directors.  Each Officer and Operating Director shall agree, on account of any indemnification or other payment owing to such Officer or Operating Director by the Company under Section 8.1 or any payment otherwise owing to such Officer or Operating Director from the Company, not to acquiesce, petition or otherwise invoke or cause the Company to invoke the process of any court or governmental authority for the purpose of commencing or sustaining an involuntary case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company.  Each Officer and Operating Director shall be deemed to have consented to (a) the provisions of this Section 4.6 by accepting an appointment as an Officer or Operating Director, as applicable, and (b) the Company and the Class A Member shall have the right to enforce the provisions of this Section 4.6.

ARTICLE V

Limitations on Activities

5.1         Limitations on the Company’s Activities.

(a)          Unless and until the Class A Member transfers its entire interest in the Company to an unrelated third party or the Company transfers its entire interest in BGE to an unrelated third party, the Company shall:

(1)                                  not commingle its funds or other assets with the funds or other assets of any other Person, and not maintain any funds or other assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual funds or other assets from those of its Members or any other Person;

(2)                                  at all times hold itself out to the public and all other Persons as a legal entity separate from any other Person;

(3)                                  conduct its business in its own name through its duly authorized Directors and Officers and comply with all organizational formalities to maintain its separate existence;

(4)                                  not use the trademarks, service marks or other intellectual property of any of its Affiliates;

(5)                                  maintain its own separate books, records, bank accounts and financial statements reflecting its separate assets and liabilities;

(6)                                  maintain an arm’s-length relationship with each of its Affiliates;

(7)                                  maintain adequate capital in light of its contemplated business purpose, transactions and liabilities; provided, however, the foregoing shall not require the Members to make any additional capital contributions to the Company;

(8)                                  comply with GAAP in all material respects (subject, in the case of unaudited financial statements, to the absence of footnotes and to normal year-end audit adjustments) in all financial statements and reports required of it and issue such financial statements and reports separately from any financial statements or reports prepared for its Members and Affiliates; provided that such financial statements or reports may be consolidated with those of its Affiliates if the separate existence of the Company and its assets and liabilities are clearly noted therein;

(9)                                  account for and manage all of its liabilities separately from any other Person, and pay its own liabilities only out of its own funds;

(10)                            neither guarantee nor become obligated for the debts of any other Person nor hold out its credit or assets as being available to satisfy the obligations of any other Person;

(11)                            use commercially reasonable efforts to correct any known misunderstanding regarding its separate identity;

(12)                            ensure that title to all real and personal property acquired by it be acquired, held and conveyed in its name;

(13)                            observe all necessary, appropriate and customary company formalities in its dealings with its members and Affiliates;

(14)                            make all decisions with respect to its business and daily operations independently, although its Operating Directors and Officers making any particular decision may also be employees, officers, directors or managers of the Class A Member, its members or its Affiliates;

(15)                            ensure that its funds will not be transferred to the Class A Member or its Affiliates except with the consent and authority of the Board;

(16)                            not acquire, assume or guarantee obligations of any Affiliate;

(17)                            not pledge its assets for the benefit of any other Person or make loans to, or purchase or hold any indebtedness of, any other Person; and

(18)                            cause its Directors, Officers and its other representatives to act, in their reasonable discretion, at all times with respect to, consistently with, and in furtherance of, the foregoing.

(b)         Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Company, the Members, the Board, any Director, any Officer or any other Person, neither the Members nor the Board nor any Director nor any Officer nor any other Person shall be authorized or empowered, nor shall they permit the Company, without (i) the unanimous prior approval of the Board, including the Independent Director and (ii) the prior written consent of the Class B Member, to (A) commence any case, proceeding or other action on behalf of the Company under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization, or relief for debtors; (B) institute proceedings to have the Company adjudicated as bankrupt or insolvent; (C) consent to or acquiesce in the institution of bankruptcy or insolvency proceedings against the Company; (D) file a petition or consent to a petition seeking reorganization, arrangement, adjustment, winding-up, dissolution, composition, liquidation, or other relief on behalf of the Company of its debts under any federal or state law relating to bankruptcy; (E) apply for, or consent to, or acquiesce in the appointment of, a receiver, liquidator, sequestrator, trustee or other officer with similar powers of such Person with respect to the Company; (F) make any assignment for the benefit of the Company’s creditors; (G) admit in writing the Company’s inability to pay its debts generally as they become due; (H) modify the provisions of Section 5.1(a); or (I) remove the unanimous consent requirement set forth above in this Section 5.1(b).

(c)          As used in this Section 5.1, “GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles

Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

5.2         Covenant of the Class A Member.  The Class A Member shall not take any action which is inconsistent in any material respect with the obligations of the Company under Section 5.1(a).

ARTICLE VI

Profits, Losses and Distributions

6.1                                 Profits and Losses.

(a)          For financial accounting and tax purposes, the Company’s net profits or net losses shall be determined on an annual basis in accordance with the manner determined by the Board. In each year, profits and losses shall be allocated entirely to the Class A Member.

(b)         No Company profits or losses shall ever be allocated to the Class B Member.

6.2         Distributions.

(a)          The Board shall determine amounts available for distribution and the amount, if any, to be distributed to the Class A Member, and shall authorize and distribute on the Class A Membership Units, the determined amount when, as and if declared by the Board.

(b)         On dissolution or liquidation, all the assets of the Company, after any winding up pursuant to ARTICLE VII has been effectuated, shall be distributed entirely to the Class A Member. The distributions of the Company shall be distributed entirely to the Class A Member. The Class B Member acknowledges and agrees that it is not entitled to any distributions from the Company at any time.

ARTICLE VII

Events of Dissolution

7.1         Dissolution.

(a)          Subject to Section 5.1, the Company shall be dissolved and its affairs wound up upon the occurrence of any of the following events:

(1)                                  The Board votes unanimously for dissolution and the Class B Member approves of such dissolution pursuant to Section 5.1(b); or

(2)                                  A judicial dissolution of the Company under Section 18-802 of the Act.

(b)         The bankruptcy of a Member shall not cause the Member to cease to be a member of the Company and upon the occurrence of such an event, the business of the Company shall continue without dissolution.  Notwithstanding any other provision of this Agreement, each Member waives any right that it might have under the Act to agree in writing to dissolve the Company upon the bankruptcy of a Member or the occurrence of any event that causes a Member to cease to be a member of the Company.

(c)          Upon dissolution, the Board shall provide for the sale of such assets as it sees fit (if any) and then distribute the proceeds thereof plus any remaining assets entirely to the Class A Member.  The Class B Member shall not be entitled to receive any distribution of Company assets upon the dissolution and winding up of the Company or otherwise.

ARTICLE VIII

Exculpation and Indemnification

8.1         Indemnity.  Subject to the provisions of Section 8.4 hereof, to the fullest extent permitted by law, the Company shall indemnify any Person who is or was party or is threatened to be made party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Company, by reason of the fact that such Person is or was a Director, Member, Officer, controlling Person, employee, legal representative or agent of the Company, or is or was serving at the request of the Company as a member, manager, director, officer, partner, shareholder, controlling Person, employee, legal representative or agent of another limited liability company, partnership, corporation, joint venture, trust or other enterprise (each an “Indemnified Person” and collectively, the “Indemnified Persons”), against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such Person in connection with the action, suit or proceeding if such Person acted in good faith and in a manner which such Person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to a criminal action or proceeding, had no reasonable cause to believe such Person’s conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that an Indemnified Person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such Person’s conduct was unlawful.

8.2         Indemnity for Actions By or In the Right of the Company.  Subject to the provisions of Section 8.4 hereof, to the fullest extent permitted by law, the Company shall indemnify any Indemnified Person who was or is party or is threatened to be made party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor, against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by such Person in connection with the defense or settlement of the actions or suit if such Person acted in good faith and in manner which such Person reasonably believed to be in or not opposed to the best interests of the Company. Indemnification may not be made for any claim, issue or matter as to which such Person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Company or for amounts paid in settlement to the Company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

8.3         Indemnity if Successful.  To the fullest extent permitted by law, the Company shall indemnify any Person who is an Indemnified Person against expenses, including attorneys’ fees, actually and reasonably incurred by such Person in connection with the defense of any action, suit or proceeding referred to in Sections 8.1 or 8.2 or in defense of any claim, issue or matter therein, to the extent that such Person has been successful on the merits.

8.4         Expenses.  Any indemnification under Sections 8.1 or 8.2, as well as the advance payment of expenses permitted under Section 8.5 unless ordered by a court or advanced pursuant to Section 8.5 below, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Indemnified Person is proper in the circumstances.  The determination shall be made:

(a)          by the Class A Member if the Class A Member was not a party to the act, suit or proceeding; or

(b)         if the Class A Member was a party to the act, suit or proceeding, by independent legal counsel in a written opinion.

8.5         Advance Payment of Expenses. The expenses of each such Indemnified Person incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an understanding by or on behalf of such Indemnified Person to repay the amount if it is ultimately determined by a court of competent jurisdiction that such Indemnified Person is not entitled to be indemnified by the Company.  The provisions of this Section 8.5 shall not affect any rights to advancement of expenses to which personnel other than the Members or Directors, other than the Independent Director, may be entitled under any contract or otherwise by law.

8.6         Other Arrangements Not Excluded.  This indemnification and advancement of expenses authorized in or ordered by a court pursuant to this ARTICLE VIII:

(a)          does not exclude any other rights to which a Person seeking indemnification or advancement of expenses may be entitled under any agreement, decision of the Class A Member or otherwise, for either an action of any Indemnified Person in its official capacity or an action in another capacity while holding such position except that indemnification and advancement, unless ordered by court pursuant to Section 8.5 above, may not be made to or on behalf of such Indemnified Person if final adjudication established that its acts or omissions involved intentional misconduct, fraud or knowing violation of the law and were material to the cause of action; and

(b)         continues for a Person who has ceased to be an Indemnified Person and inures to the benefit of the successors, heirs, executors and administrators of such Person.

8.7   Limit on Liability. Until the date that is one year and one day after the date upon which the Company has paid all of its debts in full and has no further debts outstanding, each Person bound by this Agreement shall agree, solely on account of any indemnification or other payment owing to such Indemnified Person by the Company under this ARTICLE VIII, not to acquiesce, petition or otherwise invoke or cause the Company to invoke the process of any court or governmental authority for the purpose of commencing or sustaining an involuntary case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company.

8.8   Survival.  The foregoing provisions of this ARTICLE VIII shall survive any termination of this Agreement.

8.9   Amendments. Any repeal or modification of this ARTICLE VIII shall not adversely affect any rights of any Indemnified Person pursuant to this ARTICLE VIII, including the right to indemnification and to the advancement of expenses of an Indemnified Person existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

ARTICLE IX

Miscellaneous

9.1   Other Business. Any Member or Director may engage in or possess an interest in other business ventures of any kind and description, independently or with others, including any business venture that may compete with the business of the Company, and the Company shall not have any rights in or to such independent ventures or the income or profits therefrom by virtue of this Agreement.  To the fullest extent permitted by law, no Member or Director that acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Company shall have any duty hereunder to communicate or offer such opportunity to the Company; provided, however, that if such Member or Director is a party to one or more other agreements that impose such duties, this Section 9.1 shall not relieve such Member or Director of its obligations thereunder.  No amendment or repeal of this Section 9.1 shall apply to or have any effect on the liability or alleged liability of any Member or Director for or with respect to any opportunities of which such Member or Director becomes aware prior to such amendment or repeal.

9.2   Tax Treatment.

(a)   The parties acknowledge and agree that the Class B Member is a Member for the sole and limited purpose of restricting the right of the Company to take certain actions as described in Section 5.1(b) and to approve certain amendments to this Agreement and the Certificate of Formation, as described in Sections 5.1 and 9.3.  Accordingly, solely for United States federal income tax and state or local income, franchise and similar tax purposes, the Company, the Class A Member and the Class B Member hereby agree to (i) not treat the Class B Membership Units as an equity interest in the Company and (ii) not treat the Class B Member as a member of the Company.

(b)   So long as the Class A Member is the sole owner of all of the Class A Membership Interests of the Company, the Company shall be taxed for federal and applicable state and local income, franchise and similar tax purposes as a disregarded entity for U.S. federal income tax purposes, and the Class A Member and the Company shall report consistently therewith and timely make or cooperate in, any and all necessary elections and filings for the Company to be so treated.

9.3   Amendments. Amendments to this Agreement and to the Certificate of Formation shall be approved in writing by the Class A Member and, to the extent such amendment would modify Section 5.1 or Section 9.3, the Class B Member.  An amendment shall become effective as of the date specified in the approval of the Class A Member (subject to any required consent of the Class B Member having been first provided) or, if none is specified, as of the date of such approval or as otherwise provided in the Act.

9.4   Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, such provision shall be ineffective to the extent of such invalidity or unenforceability; provided, however, that the remaining provisions will continue in full force without being impaired or invalidated in any way unless such invalid or unenforceable provision or clause shall be so significant as to materially affect the expectations of the Members regarding this Agreement. Otherwise, any invalid or unenforceable provision shall be replaced by the Members with a valid provision which most closely approximates the intent and legal and economic effect of the invalid or unenforceable provision.

9.5   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without regard conflict or choice of law principles that would cause the application of the internal laws of any other jurisdiction), and all rights and remedies shall be governed by said laws.

9.6   Limited Liability Company.  The Members intend to form a limited liability company and do not intend to form a partnership under the laws of the State of Delaware or any other laws.

9.7   Fiscal Year.  The fiscal year is January 1 to December 31.

9.8   Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement and all of which together shall constitute one and the same instrument.

9.9   Notices.  Any notices required to be delivered under this Agreement shall be in writing and personally delivered, mailed, or sent by telecopy, electronic mail or other similar form of rapid transmission, and shall be deemed to have been duly given upon receipt (a) in the case of the Company, to the Company at the address listed in Section 1.9, (b) in the case of a Member, to such Member at its address listed in Section 2.1, and (c) in the case of either of the foregoing, at such other address as may be designated by written notice to the other party.

9.10 Entire Agreement. This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof. This Agreement amends and restates in its entirety the Initial Operating Agreement.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Operating Agreement as of the date first written above.

MEMBERS

CONSTELLATION ENERGY GROUP, INC.

By:	/s/ Charles A. Berardesco
Name:	Charles A. Berardesco
Title:	Senior Vice President and General Counsel

GSS HOLDINGS (BGE UTILITY), INC.

By:	/s/ John L. Fridlington
Name:	John L. Fridlington
Title:	Vice President

COMPANY

RF HOLDCO LLC

By:	/s/ Jonathan W. Thayer
Name:	Jonathan W. Thayer
Title:	President

SCHEDULE A

Name of Member	Number of Class A Membership Units
Constellation Energy Group, Inc.	1,000 Units (100%)

Name of Member	Number of Class B Membership Units
GSS Holdings (BGE Utility), Inc.	1 Unit (100%)